UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-10067
Eaton Vance Variable Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2010

EATON VANCE VT FLOATING-RATE INCOME FUND

Annual Report December 31, 2010 EATON VANCE VT FLOATING-RATE INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions

•	The U.S. economy continued its slow recovery during the fiscal year ending December 31, 2010, despite stubbornly
Scott H. Page, CFA
Co-Portfolio Manager high unemployment and record budget deficits. The U.S. economy grew at an annualized rate of 3.7% in the first quarter of 2010, but slowed to 1.7% in the second quarter, according to the U.S. Department of Commerce. Third quarter GDP improved slightly to an annualized rate of 2.5%, although it was still too low to generate meaningful job growth. Fourth quarter GDP was 3.2%, according to the first estimate by the U.S. Department of Commerce. Unemployment finished the year at 9.8%,
Craig P. Russ
Co-Portfolio Manager and it remained difficult to find signs of strength in the housing market as the year came to a close.

• The market was fairly skittish during the first three months of 2010, with credit spreads widening on slower growth, high unemployment and the expanding European sovereign debt crisis. However, the market stabilized in the second and third quarters, as investors reacted favorably to the strengthening economy and a $1 trillion bailout package announced by the
Andrew N. Sveen, CFA
Co-Portfolio Manager European Central Bank to bolster ailing European banks. In the fourth quarter, however, problematic state and local finances, questions about future tax policy, the loss of economic momentum and new concerns over the euro-zone debt crisis all weighed on markets, prompting Federal Reserve Board (the Fed) Chairman Bernanke in early November to propose $600 billion

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

in U.S. Treasury purchases. Bond investors—emboldened by this second round of quantitative easing, dubbed QE2—continued to move from low-yielding risk-free assets to higher-risk asset classes, including bank loans. In the last two months of 2010, during which the 10-year U.S. Treasury bond yield (short-term rates) rose by almost 1%, bank loans showed less price sensitivity to rising rates than most investment-grade bond sectors and strongly outperformed. Corporate operating earnings growth continued to improve, while ratings downgrades and new defaults diminished to more modest levels.
Management Discussion

•	The investment objective of Eaton Vance VT Floating-Rate Income Fund (the Fund) is to provide a high level of current income. To do so, the Fund invests primarily in senior floating-rate loans (Senior Loans). The Fund normally invests at least 80% of its net assets in income-producing floating-rate loans and other floating-rate debt securities.

•	During the period, the Fund’s net asset value (NAV) increased from $9.05 on December 31, 2009, to $9.46 on December 31, 2010. The Fund’s total return of 9.12% lagged that of its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 10.13% for

Total Return Performance
12/31/09 – 12/31/10

Eaton Vance VT Floating-Rate Income Fund[1]	9.12%

S&P/LSTA Leveraged Loan Index[2]	10.13

See page 3 for more performance information.

[1]
The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[2]
It is not possible to invest directly in an index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

the fiscal year. The Fund is generally positioned more conservatively than the Index and, therefore, realized a slightly lower return as riskier assets outperformed during the latter half of the fiscal year.

•	The Fund distributed $0.401 per share in dividends during the fiscal year. The Fed’s policy continued to sustain short-term interest rates at historic lows. This policy influenced the portfolio’s investment income as the Fund invests largely in floating-rate loans, which pay less in a low interest-rate environment. Based on a $9.46 NAV per share as of December 31, 2010, and its last monthly distribution in the period, the Fund had a distribution rate of 4.52% and an SEC yield of 4.67%.[1] The distribution rate increased slightly from 4.34% as of December 31, 2009, largely due to increased spreads in the loan market.

•	As of December 31, 2010, the Fund’s investments included Senior Loans to 259 borrowers spanning 36 industries, with an average loan size of 0.36% of total investments, and no industry constituting more than 10.4% of total investments. Health care, business equipment and services, and leisure goods/activities/ movies were the top three industry weightings.

[1]
The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital. The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Portfolio Composition
Top 10 Holdings2
By total investments

SunGard Data Systems, Inc.	1.4%
Nielsen Finance, LLC	1.4
Community Health Systems, Inc.	1.3
HCA, Inc.	1.3
Charter Communications Operating, LLC	1.2
Smurfit-Stone Container Corp.	1.2
UPC Broadband Holding B.V.	1.1
Aramark Corp.	1.1
Health Management Associates, Inc.	1.1
Intelsat Corp.	1.1

[2]	Top 10 Holdings represented 12.2% of the Fund’s total investments as of 12/31/10.
Top Five Industries3
By total investments

Health Care	10.4%
Business Equipment and Services	8.6
Leisure Goods/Activities/Movies	5.5
Publishing	4.8
Cable and Satellite Television	4.6

[3]	Industries are shown as a percentage of the Fund’s total investments as of 12/31/10.
Credit Quality Ratings for
Total Loan Investments4
By total loan investments

Baa	2.7%
Ba	51.9
B	39.0
Caa	2.1
Ca	0.5
Defautled	0.2
Non-Rated	3.6

[4]
Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged index of the leveraged loan market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related sales charges or taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Performance[1]

Average Annual Total Return (at net asset value)

One Year	9.12%
Five Years	4.22
Life of Fund†	3.33

†	Inception date: 5/2/01

[1]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Total Annual
Operating Expenses[2]

Expense Ratio	1.15%
2 Source: Prospectus dated 5/1/10.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*
Source: Morningstar, Inc. The Fund commenced investment operations on 5/2/01. The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on distributions or redemptions of Fund shares. It is not possible to invest directly in an Index. The Index’s total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Floating-Rate Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual	$1,000.00	$1,053.70	$6.26

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,019.10	$6.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. Expenses shown do not include insurance-related charges.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 93.9%(1)

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Aerospace and Defense — 2.8%

Booz Allen Hamilton, Inc.
$817	Term Loan, 6.00%, Maturing July 31, 2015	$820,528
DAE Aviation Holdings, Inc.
489	Term Loan, 4.04%, Maturing July 31, 2014	484,550
507	Term Loan, 4.04%, Maturing July 31, 2014	501,693
Doncasters (Dunde HoldCo 4 Ltd.)
622	Term Loan, 4.26%, Maturing July 13, 2015	565,947
622	Term Loan, 4.76%, Maturing July 13, 2015	565,947
DynCorp International, LLC
424	Term Loan, 6.25%, Maturing July 5, 2016	427,647
Evergreen International Aviation
1,563	Term Loan, 10.50%, Maturing October 31, 2011(2)	1,550,996
Hawker Beechcraft Acquisition
1,853	Term Loan, 2.27%, Maturing March 26, 2014	1,627,911
132	Term Loan, 2.30%, Maturing March 26, 2014	116,190
International Lease Finance Co.
1,000	Term Loan, 6.75%, Maturing March 17, 2015	1,018,750
TransDigm, Inc.
925	Term Loan, 5.00%, Maturing December 6, 2016	935,696
Wesco Aircraft Hardware Corp.
1,262	Term Loan, 2.52%, Maturing September 30, 2013	1,262,430

		$9,878,285

Air Transport — 0.7%

Delta Air Lines, Inc.
$1,949	Term Loan, 2.28%, Maturing April 30, 2012	$1,916,699
676	Term Loan - Second Lien, 3.54%, Maturing April 30, 2014	655,974

		$2,572,673

Automotive — 3.9%

Adesa, Inc.
$856	Term Loan, 3.02%, Maturing October 18, 2013	$852,576
Allison Transmission, Inc.
1,376	Term Loan, 3.03%, Maturing August 7, 2014	1,347,690
Autotrader.com, Inc.
450	Term Loan, Maturing December 11, 2016(3)	453,235
Dollar Thrifty Automotive Group, Inc.
356	Term Loan, 2.76%, Maturing June 15, 2013	353,426
Federal-Mogul Corp.
657	Term Loan, 2.21%, Maturing December 29, 2014	614,489
2,476	Term Loan, 2.20%, Maturing December 28, 2015	2,315,722
Ford Motor Co.
1,600	Term Loan, 3.03%, Maturing December 16, 2013	1,596,228
1,000	Term Loan, Maturing December 16, 2013(3)	995,466
Goodyear Tire & Rubber Co.
3,025	Term Loan - Second Lien, 1.96%, Maturing April 30, 2014	2,953,156
Keystone Automotive Operations, Inc.
936	Term Loan, 3.76%, Maturing January 12, 2012	854,283
Metaldyne, LLC
374	Term Loan, 7.75%, Maturing October 28, 2016	380,609
Tenneco Automotive, Inc.
525	Term Loan, 5.27%, Maturing March 17, 2014	529,266
TriMas Corp.
190	Term Loan, 6.00%, Maturing August 2, 2011	191,784
Viking Acquisition
375	Term Loan, 6.00%, Maturing November 5, 2016	376,406

		$13,814,336

Beverage and Tobacco — 0.7%

Constellation Brands, Inc.
$354	Term Loan, 1.81%, Maturing June 5, 2013	$352,684
175	Term Loan, 3.06%, Maturing June 5, 2015	176,105
Green Mountain Coffee Roasters
1,975	Term Loan, 5.50%, Maturing December 16, 2016	1,981,996

		$2,510,785

Building and Development — 1.8%

Armstrong World Industries, Inc.
$275	Term Loan, 5.00%, Maturing May 23, 2017	$277,578
Brickman Group Holdings, Inc.
1,500	Term Loan, 7.25%, Maturing October 14, 2016	1,521,251
Building Materials Corp. of America
1,056	Term Loan, 3.06%, Maturing February 24, 2014	1,057,326
Contech Construction Products
731	Term Loan, 5.25%, Maturing January 31, 2013	619,809
NCI Building Systems, Inc.
85	Term Loan, 8.00%, Maturing April 18, 2014	82,798
RE/MAX International, Inc.
2,208	Term Loan, 5.50%, Maturing April 15, 2016	2,222,114
South Edge, LLC
1,750	Term Loan, 0.00%, Maturing October 31, 2009(4)	625,625

		$6,406,501

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Business Equipment and Services — 8.7%

Activant Solutions, Inc.
$125	Term Loan, 2.31%, Maturing May 2, 2013	$123,445
749	Term Loan, 4.81%, Maturing February 2, 2016	749,766
Advantage Sales & Marketing, Inc.
800	Term Loan, 5.25%, Maturing December 18, 2017	803,300
Affinion Group, Inc.
997	Term Loan, 5.00%, Maturing October 10, 2016	994,526
Allied Barton Security Services
869	Term Loan, 7.75%, Maturing February 18, 2015	877,082
Dealer Computer Services, Inc.
926	Term Loan, 5.25%, Maturing April 21, 2017	933,166
Education Management, LLC
992	Term Loan, 2.06%, Maturing June 3, 2013	969,935
Fifth Third Processing Solution
400	Term Loan, 5.50%, Maturing November 3, 2016	403,800
Information Resources, Inc.
464	Term Loan, 3.30%, Maturing May 16, 2014	457,034
iPayment, Inc.
994	Term Loan, 2.29%, Maturing May 10, 2013	964,269
Language Line, Inc.
950	Term Loan, 6.25%, Maturing July 3, 2016	959,500
NE Customer Service
1,903	Term Loan, 6.00%, Maturing March 23, 2016	1,894,775
Protection One Alarm Monitor, Inc.
1,463	Term Loan, 6.00%, Maturing May 16, 2016	1,468,056
Sabre, Inc.
2,597	Term Loan, 2.27%, Maturing September 30, 2014	2,425,639
Safenet, Inc.
724	Term Loan, 2.51%, Maturing April 12, 2014	698,419
Serena Software, Inc.
1,648	Term Loan, 2.30%, Maturing March 10, 2013	1,610,973
Sitel (Client Logic)
1,132	Term Loan, 5.79%, Maturing January 30, 2014	1,081,305
Softlayer Tech, Inc.
275	Term Loan, 7.75%, Maturing November 5, 2016	276,461
SunGard Data Systems, Inc.
389	Term Loan, 2.01%, Maturing February 28, 2014	380,364
647	Term Loan, 6.75%, Maturing February 28, 2014	651,260
3,973	Term Loan, 3.91%, Maturing February 26, 2016	3,949,164
Trans Union, LLC
1,866	Term Loan, 6.75%, Maturing June 15, 2017	1,895,009
Transaction Network Service, Inc.
950	Term Loan, 6.00%, Maturing November 18, 2015	955,462
Travelport, LLC
2,381	Term Loan, 4.96%, Maturing August 21, 2015	2,261,305
URS Corp.
225	Term Loan, 2.51%, Maturing May 15, 2013	224,915
West Corp.
309	Term Loan, 2.72%, Maturing October 24, 2013	306,810
1,847	Term Loan, 4.57%, Maturing July 15, 2016	1,855,374
758	Term Loan, 4.59%, Maturing July 15, 2016	760,626

		$30,931,740

Cable and Satellite Television — 4.6%

Atlantic Broadband Finance, LLC
$603	Term Loan, 5.00%, Maturing November 27, 2015	$608,068
Bresnan Communications, LLC
1,025	Term Loan, 4.50%, Maturing December 14, 2017	1,032,687
Cequel Communications, LLC
2,518	Term Loan, 2.27%, Maturing November 5, 2013	2,497,495
Charter Communications Operating, LLC
3,822	Term Loan, 2.27%, Maturing March 6, 2014	3,780,143
500	Term Loan, Maturing September 6, 2016(3)	494,531
Insight Midwest Holdings, LLC
2,126	Term Loan, 2.02%, Maturing April 7, 2014	2,074,157
MCC Iowa, LLC
1,939	Term Loan, 2.01%, Maturing January 31, 2015	1,864,239
UPC Broadband Holding B.V.
3,100	Term Loan, 4.25%, Maturing December 30, 2016	3,075,803
1,000	Term Loan, Maturing December 29, 2017(3)	986,719

		$16,413,842

Chemicals and Plastics — 4.2%

Arizona Chemical, Inc.
$247	Term Loan, 6.75%, Maturing November 21, 2016	$250,587
Brenntag Holding GmbH and Co. KG
2,477	Term Loan, 3.77%, Maturing January 20, 2014	2,481,698
266	Term Loan, 3.79%, Maturing January 20, 2014	266,954
1,000	Term Loan - Second Lien, 6.45%, Maturing July 17, 2015	1,007,083
Hexion Specialty Chemicals, Inc.
496	Term Loan, 2.35%, Maturing May 5, 2013	452,591
295	Term Loan, 4.06%, Maturing May 5, 2015	292,574
483	Term Loan, 4.06%, Maturing May 5, 2015	476,469
704	Term Loan, 4.06%, Maturing May 5, 2015	696,998
798	Term Loan, 4.06%, Maturing May 5, 2015	791,816
Huish Detergents, Inc.
579	Term Loan, 2.02%, Maturing April 26, 2014	554,570
Huntsman International, LLC
1,646	Term Loan, 1.78%, Maturing April 21, 2014	1,613,111

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

INEOS Group
$1,199	Term Loan, 7.50%, Maturing December 16, 2013	$1,239,869
1,200	Term Loan, 8.00%, Maturing December 16, 2014	1,240,819
ISP Chemco, Inc.
1,313	Term Loan, 1.81%, Maturing June 4, 2014	1,289,413
Millenium Inorganic Chemicals
771	Term Loan, 2.55%, Maturing May 15, 2014	763,619
Nalco Co.
599	Term Loan, 4.50%, Maturing October 5, 2017	604,635
Omnova Solutions, Inc.
225	Term Loan, 5.75%, Maturing May 31, 2017	227,250
Styron S.A.R.L.
707	Term Loan, 7.50%, Maturing June 17, 2016	718,583

		$14,968,639

Conglomerates — 1.3%

Goodman Global Holdings, Inc.
$773	Term Loan, 5.75%, Maturing October 28, 2016	$778,308
Manitowoc Company, Inc. (The)
1,067	Term Loan, 8.00%, Maturing November 6, 2014	1,078,069
RBS Global, Inc.
1,651	Term Loan, 2.56%, Maturing July 19, 2013	1,614,628
Service Master Co.
90	Term Loan, 2.77%, Maturing July 24, 2014	86,809
907	Term Loan, 2.77%, Maturing July 24, 2014	871,708
US Investigations Services, Inc.
238	Term Loan, 3.05%, Maturing February 21, 2015	228,862

		$4,658,384

Containers and Glass Products — 4.4%

Berry Plastics Corp.
$1,827	Term Loan, 2.28%, Maturing April 3, 2015	$1,728,038
Consolidated Container Co.
681	Term Loan, 2.50%, Maturing March 28, 2014	629,679
Graham Packaging Holdings Co.
2,203	Term Loan, 6.75%, Maturing April 5, 2014	2,229,059
Graphic Packaging International, Inc.
2,456	Term Loan, 2.29%, Maturing May 16, 2014	2,426,802
JSG Acquisitions
126	Term Loan, 3.66%, Maturing December 31, 2014	124,818
Kranson Industries, Inc.
265	Term Loan, 2.51%, Maturing July 31, 2013	253,946
Pelican Products, Inc.
325	Term Loan, 5.75%, Maturing November 30, 2016	327,133
Reynolds Group Holdings, Inc.
500	Term Loan, 6.50%, Maturing May 5, 2016	505,554
1,975	Term Loan, 6.75%, Maturing May 5, 2016	1,995,574
Smurfit Kappa Acquisitions
126	Term Loan, 3.41%, Maturing December 31, 2014	124,818
Smurfit-Stone Container Corp.
4,129	Term Loan, 6.75%, Maturing July 15, 2016	4,204,609
Tegrant Holding Corp.
963	Term Loan, 3.54%, Maturing March 8, 2013	890,312

		$15,440,342

Cosmetics / Toiletries — 1.0%

Bausch & Lomb, Inc.
$1,873	Term Loan, 3.54%, Maturing April 24, 2015	$1,867,407
Prestige Brands, Inc.
1,772	Term Loan, 4.75%, Maturing March 24, 2016	1,789,552

		$3,656,959

Drugs — 0.6%

Graceway Pharmaceuticals, LLC
$1,124	Term Loan, 5.01%, Maturing May 3, 2012	$500,061
Pharmaceutical Holdings Corp.
65	Term Loan, 4.52%, Maturing January 30, 2012	64,011
Royal Pharma Finance Trust
469	Term Loan, 2.55%, Maturing April 16, 2013	468,011
Warner Chilcott Corp.
1,023	Term Loan, 6.00%, Maturing October 30, 2014	1,026,709

		$2,058,792

Ecological Services and Equipment — 0.2%

Synagro Technologies, Inc.
$724	Term Loan, 2.27%, Maturing April 2, 2014	$644,137

		$644,137

Electronics / Electrical — 2.0%

Aspect Software, Inc.
$1,469	Term Loan, 6.25%, Maturing April 19, 2016	$1,477,163
Freescale Semiconductor, Inc.
1,389	Term Loan, 4.51%, Maturing December 1, 2016	1,348,691
Infor Enterprise Solutions Holdings
739	Term Loan, 6.02%, Maturing July 28, 2015	706,721
Sensata Technologies Finance Co.
1,484	Term Loan, 2.04%, Maturing April 26, 2013	1,452,136

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Electronics / Electrical (continued)

Shield Finance Co. S.A.R.L.
$419	Term Loan, 7.75%, Maturing June 15, 2016	$418,625
Spectrum Brands, Inc.
1,315	Term Loan, 8.00%, Maturing June 16, 2016	1,343,527

		$6,746,863

Farming / Agriculture — 0.3%

CF Industries, Inc.
$757	Term Loan, 4.25%, Maturing April 6, 2015	$761,799
Earthbound Farm Holdings III, LLC
300	Term Loan, 7.25%, Maturing December 21, 2016	302,625

		$1,064,424

Financial Intermediaries — 3.2%

Citco III, Ltd.
$1,000	Term Loan, Maturing June 30, 2014(3)	$970,000
E.A. Viner International Co.
180	Term Loan, 4.81%, Maturing July 31, 2013	178,227
EURONET Worldwide, Inc.
847	Term Loan, 2.29%, Maturing April 4, 2014	817,033
Fidelity National Information Services, Inc.
1,197	Term Loan, 5.25%, Maturing July 18, 2016	1,213,578
First Data Corp.
956	Term Loan, 3.01%, Maturing September 24, 2014	883,189
Grosvenor Capital Management
997	Term Loan, 4.31%, Maturing December 5, 2016	984,343
HarbourVest Partners, LLC
550	Term Loan, 6.25%, Maturing December 14, 2016	552,750
Interactive Data Corp.
697	Term Loan, 6.75%, Maturing January 27, 2017	707,380
LPL Holdings, Inc.
612	Term Loan, 2.04%, Maturing June 28, 2013	612,585
1,925	Term Loan, 4.25%, Maturing June 25, 2015	1,939,674
Nuveen Investments, Inc.
664	Term Loan, 3.30%, Maturing November 13, 2014	633,278
776	Term Loan, 5.80%, Maturing May 12, 2017	739,966
Oxford Acquisition III, Ltd.
748	Term Loan, 2.04%, Maturing May 12, 2014	710,249
RJO Holdings Corp. (RJ O’Brien)
7	Term Loan, 6.27%, Maturing December 10, 2015(5)	6,152
237	Term Loan, 6.27%, Maturing December 10, 2015(5)	189,879

		$11,138,283

Food Products — 2.4%

Acosta, Inc.
$2,837	Term Loan, 2.52%, Maturing July 28, 2013	$2,805,887
Dean Foods Co.
2,170	Term Loan, 1.81%, Maturing April 2, 2014	2,084,414
Dole Food Company, Inc.
701	Term Loan, 5.06%, Maturing March 2, 2017	706,135
Michael Foods Holdings, Inc.
346	Term Loan, 6.26%, Maturing June 29, 2016	351,052
Pierre Foods, Inc.
524	Term Loan, 7.00%, Maturing September 30, 2016	522,160
Pinnacle Foods Finance, LLC
2,046	Term Loan, 2.76%, Maturing April 2, 2014	2,010,629

		$8,480,277

Food Service — 3.8%

Aramark Corp.
$48	Term Loan, 2.14%, Maturing January 27, 2014	$47,972
898	Term Loan, 2.18%, Maturing January 27, 2014	891,681
185	Term Loan, 3.51%, Maturing July 26, 2016	185,315
2,816	Term Loan, 3.55%, Maturing July 26, 2016	2,817,834
Buffets, Inc.
108	Term Loan, 7.65%, Maturing April 22, 2015(2)	82,794
Burger King Corp.
2,175	Term Loan, 6.25%, Maturing October 19, 2016	2,209,374
CBRL Group, Inc.
144	Term Loan, 1.79%, Maturing April 29, 2013	143,307
DineEquity, Inc.
774	Term Loan, 6.00%, Maturing October 19, 2017	787,080
Dunkin Brands, Inc.
900	Term Loan, 5.75%, Maturing November 23, 2017	911,918
JRD Holdings, Inc.
2,188	Term Loan, 2.52%, Maturing July 2, 2014	2,164,263
NPC International, Inc.
745	Term Loan, 2.03%, Maturing May 3, 2013	731,206
OSI Restaurant Partners, LLC
159	Term Loan, 2.56%, Maturing June 14, 2013	152,357
1,512	Term Loan, 2.63%, Maturing June 14, 2014	1,447,526
Weight Watchers International, Inc.
299	Term Loan, 1.81%, Maturing January 26, 2014	296,990
663	Term Loan, 2.56%, Maturing June 30, 2016	665,596

		$13,535,213

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Food / Drug Retailers — 3.1%

General Nutrition Centers, Inc.
$2,555	Term Loan, 2.54%, Maturing September 16, 2013	$2,540,373
NBTY, Inc.
875	Term Loan, 6.25%, Maturing October 2, 2017	888,486
Pantry, Inc. (The)
564	Term Loan, 2.02%, Maturing May 15, 2014	544,773
Rite Aid Corp.
3,982	Term Loan, 2.02%, Maturing June 4, 2014	3,631,867
Roundy’s Supermarkets, Inc.
871	Term Loan, 3.76%, Maturing November 3, 2011	870,607
2,573	Term Loan, 7.00%, Maturing November 3, 2013	2,577,293

		$11,053,399

Forest Products — 0.6%

Georgia-Pacific Corp.
$2,183	Term Loan, 2.30%, Maturing December 21, 2012	$2,184,362

		$2,184,362

Health Care — 10.6%

Ascend Learning
$475	Term Loan, 7.75%, Maturing December 6, 2016	$466,688
Aveta Holdings, LLC
522	Term Loan, 8.50%, Maturing April 14, 2015	517,695
522	Term Loan, 8.50%, Maturing April 14, 2015	517,695
Biomet, Inc.
3,033	Term Loan, 3.29%, Maturing March 25, 2015	3,028,329
Bright Horizons Family Solutions, Inc.
780	Term Loan, 7.50%, Maturing May 28, 2015	784,806
Cardinal Health 409, Inc.
2,304	Term Loan, 2.51%, Maturing April 10, 2014	2,194,703
Carestream Health, Inc.
2,500	Term Loan, 2.26%, Maturing April 30, 2013	2,453,472
Community Health Systems, Inc.
50	Term Loan, 2.54%, Maturing July 25, 2014	48,446
3,294	Term Loan, 2.54%, Maturing July 25, 2014	3,217,180
1,599	Term Loan, 3.79%, Maturing January 25, 2017	1,595,645
ConMed Corp.
645	Term Loan, 1.77%, Maturing April 12, 2013	606,628
ConvaTec Cidron
300	Term Loan, 5.75%, Maturing December 22, 2016	304,028
CRC Health Corp.
743	Term Loan, 2.55%, Maturing February 6, 2013	720,404
DaVita, Inc.
1,275	Term Loan, 4.50%, Maturing October 20, 2016	1,288,775
Fenwal, Inc.
145	Term Loan, 2.54%, Maturing February 28, 2014	127,303
843	Term Loan, 2.54%, Maturing February 28, 2014	742,600
Grifols SA
900	Term Loan, Maturing November 23, 2016(3)	911,625
Hanger Orthopedic Group, Inc.
275	Term Loan, 5.25%, Maturing November 17, 2016	277,750
HCA, Inc.
4,772	Term Loan, 3.55%, Maturing March 31, 2017	4,771,502
Health Management Associates, Inc.
3,995	Term Loan, 2.05%, Maturing February 28, 2014	3,927,585
Medassets, Inc.
400	Term Loan, 5.25%, Maturing November 16, 2016	402,583
Mylan, Inc.
526	Term Loan, 3.56%, Maturing October 2, 2014	527,981
National Mentor Holdings, Inc.
106	Term Loan, 2.26%, Maturing June 29, 2013	101,437
1,619	Term Loan, 2.27%, Maturing June 29, 2013	1,553,826
Physiotherapy Associates, Inc.
459	Term Loan, 7.50%, Maturing June 27, 2013	431,296
Prime Healthcare Services, Inc.
970	Term Loan, 7.25%, Maturing April 22, 2015	943,441
ReAble Therapeutics Finance, LLC
1,835	Term Loan, 2.27%, Maturing November 18, 2013	1,833,002
Renal Advantage Holdings, Inc.
325	Term Loan, 5.75%, Maturing December 16, 2016	326,930
Res-Care, Inc.
375	Term Loan, 6.25%, Maturing December 22, 2016	369,375
Select Medical Holdings Corp.
522	Term Loan, 4.05%, Maturing August 22, 2014	523,539
Sunquest Information Systems, Inc.
325	Term Loan, 6.25%, Maturing December 16, 2016	325,000
Sunrise Medical Holdings, Inc.
379	Term Loan, 8.25%, Maturing May 13, 2014	350,262
VWR Funding, Inc.
1,273	Term Loan, 2.76%, Maturing June 30, 2014	1,242,587

		$37,434,118

Home Furnishings — 0.4%

Hunter Fan Co.
$222	Term Loan, 2.77%, Maturing April 16, 2014	$198,986
National Bedding Co., LLC
1,291	Term Loan - Second Lien, 5.31%, Maturing February 28, 2014	1,258,612

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Home Furnishings (continued)

Oreck Corp.
$93	Term Loan - Second Lien, 3.80%, Maturing March 19, 2016(5)	$83,766

		$1,541,364

Industrial Equipment — 2.5%

Brand Energy and Infrastructure Services, Inc.
$507	Term Loan, 3.56%, Maturing February 7, 2014	$495,563
Butterfly Wendel US, Inc.
423	Term Loan, 3.54%, Maturing June 23, 2014	390,156
577	Term Loan, 4.04%, Maturing June 22, 2015	532,344
EPD Holdings, (Goodyear Engineering Products)
125	Term Loan, 2.77%, Maturing July 31, 2014	110,277
872	Term Loan, 2.77%, Maturing July 31, 2014	769,949
Gleason Corp.
459	Term Loan, 2.05%, Maturing June 30, 2013	449,388
Itron, Inc.
163	Term Loan, 3.77%, Maturing April 18, 2014	163,582
Jason, Inc.
46	Term Loan, 8.25%, Maturing September 21, 2014	45,848
117	Term Loan, 8.25%, Maturing September 21, 2014	116,786
John Maneely Co.
2,524	Term Loan, 3.54%, Maturing December 9, 2013	2,482,515
Kinetek Acquisition Corp.
46	Term Loan, 3.94%, Maturing November 11, 2013	40,611
450	Term Loan, 3.94%, Maturing November 11, 2013	400,411
Pinafore, LLC
888	Term Loan, 6.25%, Maturing September 29, 2016	901,517
Polypore, Inc.
2,069	Term Loan, 2.27%, Maturing July 3, 2014	2,045,939

		$8,944,886

Insurance — 2.7%

Alliant Holdings I, Inc.
$1,000	Term Loan, 3.30%, Maturing August 21, 2014	$980,000
Applied Systems, Inc.
600	Term Loan, 5.50%, Maturing December 6, 2016	602,250
CCC Information Services Group, Inc.
625	Term Loan, 5.50%, Maturing November 11, 2015	630,266
Conseco, Inc.
625	Term Loan, 7.50%, Maturing September 30, 2016	630,469
Crawford & Company
822	Term Loan, 5.25%, Maturing October 30, 2013	813,226
Crump Group, Inc.
442	Term Loan, 3.27%, Maturing August 1, 2014	429,038
HUB International Holdings, Inc.
637	Term Loan, 2.80%, Maturing June 13, 2014	620,024
1,447	Term Loan, 2.80%, Maturing June 13, 2014	1,407,230
864	Term Loan, 6.75%, Maturing June 13, 2014	865,575
U.S.I. Holdings Corp.
1,438	Term Loan, 2.77%, Maturing May 5, 2014	1,392,890
987	Term Loan, 7.00%, Maturing May 5, 2014	977,625

		$9,348,593

Leisure Goods / Activities / Movies — 5.6%

AMC Entertainment, Inc.
$2,035	Term Loan, 3.50%, Maturing December 16, 2016	$2,043,344
AMF Bowling Worldwide, Inc.
447	Term Loan, 2.76%, Maturing June 8, 2013	397,440
Carmike Cinemas, Inc.
2,032	Term Loan, 5.50%, Maturing January 27, 2016	2,043,654
Cinemark, Inc.
2,921	Term Loan, 3.53%, Maturing April 29, 2016	2,940,496
ClubCorp Club Operations, Inc.
275	Term Loan, 6.00%, Maturing November 9, 2016	277,234
Fender Musical Instruments Corp.
610	Term Loan, 2.54%, Maturing June 9, 2014	568,878
Miramax Film NY, LLC
425	Term Loan, 7.75%, Maturing May 20, 2016	431,375
Regal Cinemas Corp.
2,994	Term Loan, 3.80%, Maturing November 21, 2016	3,009,215
Revolution Studios Distribution Co., LLC
535	Term Loan, 4.02%, Maturing December 21, 2014	425,400
Six Flags Theme Parks, Inc.
2,767	Term Loan, 5.50%, Maturing June 30, 2016	2,796,609
Universal City Development Partners, Ltd.
3,140	Term Loan, 5.50%, Maturing November 6, 2014	3,173,665
Zuffa, LLC
1,722	Term Loan, 2.31%, Maturing June 19, 2015	1,696,590

		$19,803,900

Lodging and Casinos — 2.2%

Ameristar Casinos, Inc.
$714	Term Loan, 3.54%, Maturing November 10, 2012	$714,939
Harrah’s Operating Co.
1,417	Term Loan, 3.29%, Maturing January 28, 2015	1,284,919

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Lodging and Casinos (continued)

Herbst Gaming, Inc.
$731	Term Loan, 10.00%, Maturing December 31, 2015	$747,531
Isle of Capri Casinos, Inc.
480	Term Loan, 5.00%, Maturing July 26, 2014	480,817
574	Term Loan, 5.00%, Maturing July 26, 2014	575,583
1,436	Term Loan, 5.00%, Maturing July 26, 2014	1,438,955
Las Vegas Sands, LLC
1,294	Term Loan, 3.03%, Maturing November 23, 2016	1,247,999
Tropicana Entertainment, Inc.
372	Term Loan, 15.00%, Maturing March 8, 2013	409,751
VML US Finance, LLC
69	Term Loan, 4.80%, Maturing May 25, 2012	68,995
137	Term Loan, 4.80%, Maturing May 23, 2013	137,989
742	Term Loan, 4.80%, Maturing May 23, 2013	743,827

		$7,851,305

Nonferrous Metals / Minerals — 1.1%

Noranda Aluminum Acquisition
$309	Term Loan, 2.01%, Maturing May 18, 2014	$306,366
Novelis, Inc.
875	Term Loan, 5.25%, Maturing December 19, 2016	887,578
Oxbow Carbon and Mineral Holdings
1,898	Term Loan, 3.80%, Maturing May 8, 2016	1,896,503
Tube City IMS Corp.
858	Term Loan, 2.26%, Maturing January 25, 2014	810,159
108	Term Loan, 2.30%, Maturing January 25, 2014	102,027

		$4,002,633

Oil and Gas — 2.0%

Big West Oil, LLC
$325	Term Loan, 7.00%, Maturing March 31, 2016	$329,063
CGGVeritas Services, Inc.
918	Term Loan, 5.50%, Maturing January 12, 2016	922,016
CITGO Petroleum Corp.
268	Term Loan, 8.00%, Maturing June 24, 2015	277,132
1,244	Term Loan, 9.00%, Maturing June 23, 2017	1,299,331
Dynegy Holdings, Inc.
155	Term Loan, 4.02%, Maturing April 2, 2013	153,890
2,553	Term Loan, 4.02%, Maturing April 2, 2013	2,540,116
Obsidian Natural Gas Trust
1,400	Term Loan, 7.00%, Maturing November 2, 2015	1,417,500

		$6,939,048

Publishing — 4.3%

Black Press US Partnership
$314	Term Loan, 2.29%, Maturing August 2, 2013	$285,960
518	Term Loan, 2.29%, Maturing August 2, 2013	470,993
GateHouse Media Operating, Inc.
867	Term Loan, 2.27%, Maturing August 28, 2014	344,061
2,227	Term Loan, 2.27%, Maturing August 28, 2014	884,051
998	Term Loan, 2.52%, Maturing August 28, 2014	396,165
Getty Images, Inc.
2,743	Term Loan, 5.25%, Maturing November 7, 2016	2,770,213
MediaNews Group, Inc.
561	Term Loan, 8.50%, Maturing March 19, 2014	552,569
Nelson Education, Ltd.
331	Term Loan, 2.80%, Maturing July 5, 2014	284,625
Newspaper Holdings, Inc.
309	Term Loan, 1.81%, Maturing July 24, 2014(5)	194,376
Nielsen Finance, LLC
2,485	Term Loan, 2.26%, Maturing August 9, 2013	2,460,901
2,446	Term Loan, 4.01%, Maturing May 2, 2016	2,438,106
SGS International, Inc.
189	Term Loan, 3.96%, Maturing September 30, 2013	186,686
2,431	Term Loan, 3.96%, Maturing September 30, 2013	2,406,960
Source Interlink Companies, Inc.
452	Term Loan, 7.25%, Maturing June 18, 2013	431,904
284	Term Loan, 15.00%, Maturing March 18, 2014(2)	207,550
Source Media, Inc.
575	Term Loan, 7.00%, Maturing November 8, 2011	553,698
Star Tribune Co. (The)
125	Term Loan, 8.00%, Maturing September 28, 2014	111,661
112	Term Loan, 8.00%, Maturing September 29, 2014	99,255

		$15,079,734

Radio and Television — 1.1%

LBI Media, Inc.
$238	Term Loan, 1.76%, Maturing March 31, 2012	$224,830
Local TV Finance, LLC
965	Term Loan, 2.31%, Maturing May 7, 2013	921,173
NEP II, Inc.
771	Term Loan, 2.54%, Maturing February 16, 2014	748,308
Univision Communications, Inc.
1,066	Term Loan, 2.51%, Maturing September 29, 2014	1,020,134
1,066	Term Loan, 4.51%, Maturing March 31, 2017	1,015,011

		$3,929,456

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Rail Industries — 0.5%

Kansas City Southern Railway Co.
$1,857	Term Loan, 2.04%, Maturing April 26, 2013	$1,829,322

		$1,829,322

Retailers (Except Food and Drug) — 3.2%

Amscan Holdings, Inc.
$673	Term Loan, 7.35%, Maturing December 4, 2017	$673,944
Dollar General Corp.
1,000	Term Loan, 3.01%, Maturing July 7, 2014	1,000,850
Harbor Freight Tools USA, Inc.
775	Term Loan, 6.50%, Maturing December 22, 2017	775,000
Michaels Stores, Inc.
972	Term Loan, 2.56%, Maturing October 31, 2013	948,524
Neiman Marcus Group, Inc.
2,415	Term Loan, 4.30%, Maturing April 6, 2016	2,395,074
Orbitz Worldwide, Inc.
798	Term Loan, 3.28%, Maturing July 25, 2014	747,417
Petco Animal Supplies, Inc.
1,025	Term Loan, 6.00%, Maturing November 24, 2017	1,033,245
Pilot Travel Centers, LLC
1,678	Term Loan, 5.25%, Maturing June 30, 2016	1,705,778
Rent-A-Center, Inc.
5	Term Loan, 2.06%, Maturing June 30, 2012	5,431
Visant Corp.
449	Term Loan, 7.00%, Maturing December 22, 2016	454,533
Yankee Candle Company, Inc. (The)
1,742	Term Loan, 2.29%, Maturing February 6, 2014	1,723,265

		$11,463,061

Steel — 0.4%

Niagara Corp.
$1,375	Term Loan, 10.50%, Maturing June 29, 2014(2)(5)	$1,302,140

		$1,302,140

Surface Transport — 0.6%

Swift Transportation Co., Inc.
$2,025	Term Loan, 6.75%, Maturing December 16, 2016	$2,030,316

		$2,030,316

Telecommunications — 3.8%

Alaska Communications Systems Holdings, Inc.
$775	Term Loan, 5.50%, Maturing October 21, 2016	$779,359
Asurion Corp.
2,004	Term Loan, 3.27%, Maturing July 3, 2014	1,906,174
575	Term Loan, 6.75%, Maturing March 31, 2015	577,310
Cellular South, Inc.
369	Term Loan, 2.04%, Maturing May 29, 2014	367,066
CommScope, Inc.
1,989	Term Loan, 4.00%, Maturing December 26, 2014	1,990,474
Intelsat Corp.
233	Term Loan, 2.79%, Maturing January 3, 2014	232,614
233	Term Loan, 2.79%, Maturing January 3, 2014	232,614
233	Term Loan, 2.79%, Maturing January 3, 2014	232,746
1,071	Term Loan, 2.79%, Maturing January 3, 2014	1,069,449
1,071	Term Loan, 2.79%, Maturing January 3, 2014	1,069,449
1,073	Term Loan, 2.79%, Maturing January 3, 2014	1,070,816
Syniverse Technologies, Inc.
625	Term Loan, Maturing December 21, 2017(3)	633,594
Telesat Canada, Inc.
143	Term Loan, 3.27%, Maturing October 31, 2014	142,502
1,663	Term Loan, 3.27%, Maturing October 31, 2014	1,659,011
TowerCo Finance, LLC
668	Term Loan, 6.00%, Maturing November 24, 2014	676,185
Windstream Corp.
794	Term Loan, 3.04%, Maturing December 17, 2015	799,154

		$13,438,517

Utilities — 2.6%

AEI Finance Holding, LLC
$106	Revolving Loan, 3.30%, Maturing March 30, 2012	$104,862
861	Term Loan, 3.30%, Maturing March 30, 2014	849,081
Astoria Generating Co.
474	Term Loan, 2.06%, Maturing February 23, 2013	471,441
BRSP, LLC
967	Term Loan, 7.50%, Maturing June 4, 2014	974,010
Calpine Corp.
648	Term Loan, 3.15%, Maturing March 29, 2014	648,216
Covanta Energy Corp.
214	Term Loan, 1.80%, Maturing February 10, 2014	211,440
418	Term Loan, 1.81%, Maturing February 10, 2014	413,085
New Development Holdings, Inc.
987	Term Loan, 7.00%, Maturing July 3, 2017	1,005,261
NRG Energy, Inc.
68	Term Loan, 2.04%, Maturing February 1, 2013	67,247
1	Term Loan, 2.05%, Maturing February 1, 2013	953
321	Term Loan, 3.55%, Maturing August 31, 2015	321,916
2,501	Term Loan, 3.55%, Maturing August 31, 2015	2,504,312

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Utilities (continued)

TXU Texas Competitive Electric Holdings Co., LLC
$2,200	Term Loan, 3.76%, Maturing October 10, 2014	$1,704,191

		$9,276,015

Total Senior Floating-Rate Interests
(identified cost $323,342,913)		$332,372,644

Corporate Bonds & Notes — 0.4%

Principal
Amount
(000’s omitted)	Security	Value

Containers and Glass Products — 0.3%

Berry Plastics Corp., Sr. Notes, Variable Rate
$1,000	5.039%, 2/15/15	$970,000

		$970,000

Electronics / Electrical — 0.1%

NXP BV/NXP Funding, LLC, Variable Rate
$300	3.039%, 10/15/13	$296,625

		$296,625

Total Corporate Bonds & Notes
(identified cost $1,262,898)		$1,266,625

Common Stocks — 1.4%

Shares	Security	Value

Automotive — 0.2%

15,250	Dayco Products, LLC(6)(7)	$781,087

		$781,087

Building and Development — 0.0%(8)

97,223	Contech Construction Holdings, Inc.(5)(7)	$7,584

		$7,584

Diversified Manufacturing — 0.1%

296,515	MEGA Brands, Inc.(7)	$191,344

		$191,344

Financial Intermediaries — 0.0%(8)

82	RTS Investor Corp.(5)(6)(7)	$1,934

		$1,934

Food Service — 0.0%(8)

20,871	Buffets, Inc.(5)(7)	$78,266

		$78,266

Home Furnishings — 0.0%(8)

1,658	Oreck Corp.(5)(6)(7)	$128,959

		$128,959

Lodging and Casinos — 0.4%

41,797	Herbst Gaming, Inc.(5)(6)(7)	$257,888
71,982	Tropicana Entertainment, Inc.(5)(6)(7)	1,106,723

		$1,364,611

Publishing — 0.6%

399	Ion Media Networks, Inc.(5)(6)(7)	$185,535
45,600	MediaNews Group, Inc.(5)(6)(7)	866,403
41,667	Reader’s Digest Association, Inc. (The)(5)(6)(7)	989,591
1,145	Source Interlink Companies, Inc.(5)(6)(7)	14,427
4,060	Star Tribune Media Holdings Co.(5)(7)	85,260
14,751	SuperMedia, Inc.(7)	128,481

		$2,269,697

Steel — 0.1%

22,939	KNIA Holdings, Inc.(5)(6)(7)	$265,865

		$265,865

Total Common Stocks
(identified cost $4,177,469)		$5,089,347

Short-Term Investments — 6.2%
Time Deposits — 3.0%

Principal
Amount
(000’s omitted)	Description	Value

$3,503	BNP Paribas Finance, Inc., 0.10%, 1/3/11	$3,503,000
3,601	Societe Generale North America, 0.15%, 1/3/11	3,601,000

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)	Description	Value

$3,551	State Street Bank and Trust Euro Time Deposit, 0.01%, 1/3/11	$3,551,367

Total Time Deposits
(identified cost $10,655,367)		$10,655,367

U.S. Government Agency Obligations — 3.2%

Principal
Amount
(000’s omitted)	Description	Value

$11,311	Federal Home Loan Bank, 0.08%, 1/19/11	$11,310,548

Total U.S. Government Agency Obligations
(identified cost $11,310,548)		$11,310,548

Total Short-Term Investments
(identified cost $21,965,915)		$21,965,915

Total Investments — 101.9%
(identified cost $350,749,195)		$360,694,531

Other Assets, Less Liabilities — (1.9)%		$(6,597,977)

Net Assets — 100.0%		$354,096,554

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	This Senior Loan will settle after December 31, 2010, at which time the interest rate will be determined.

(4)	Defaulted matured security. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(7)	Non-income producing security.

(8)	Amount is less than 0.05%.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investments, at value (identified cost, $350,749,195)	$360,694,531
Cash	869
Interest receivable	936,596
Receivable for investments sold	1,296,940
Receivable for Fund shares sold	229,209
Prepaid expenses	15,495

Total assets	$363,173,640

Liabilities

Payable for investments purchased	$8,427,213
Payable for Fund shares redeemed	112,393
Payable to affiliates:
Investment adviser fee	170,045
Distribution fees	73,933
Trustees’ fees	3,386
Payable for shareholder servicing fees	125,237
Accrued expenses	164,879

Total liabilities	$9,077,086

Net Assets	$354,096,554

Sources of Net Assets

Paid-in capital	$343,092,477
Accumulated net realized gain	603,291
Accumulated undistributed net investment income	455,450
Net unrealized appreciation	9,945,336

Total	$354,096,554

Net Asset Value, Offering Price and Redemption Price Per Share

($354,096,554 ÷ 37,414,301 shares of beneficial interest outstanding)	$9.46

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Interest	$36,844,762

Total investment income	$36,844,762

Expenses

Investment adviser fee	$4,089,841
Distribution fees	1,802,041
Shareholder servicing fees	1,725,495
Trustees’ fees and expenses	21,295
Custodian fee	287,764
Transfer and dividend disbursing agent fees	10,970
Legal and accounting services	118,892
Printing and postage	10,802
Interest expense and fees	130,002
Miscellaneous	72,318

Total expenses	$8,269,420

Deduct —
Reduction of custodian fee	$89

Total expense reductions	$89

Net expenses	$8,269,331

Net investment income	$28,575,431

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$12,258,899

Net realized gain	$12,258,899

Change in unrealized appreciation (depreciation) —
Investments	$29,744,272

Net change in unrealized appreciation (depreciation)	$29,744,272

Net realized and unrealized gain	$42,003,171

Net increase in net assets from operations	$70,578,602

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$28,575,431	$45,980,610
Net realized gain (loss) from investment transactions	12,258,899	(8,346,239)
Net change in unrealized appreciation (depreciation) from investments	29,744,272	276,191,269

Net increase in net assets from operations	$70,578,602	$313,825,640

Distributions to shareholders —
From net investment income	$(28,941,398)	$(45,879,882)

Total distributions to shareholders	$(28,941,398)	$(45,879,882)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$127,655,278	$361,633,950
Net asset value of shares issued to shareholders in payment of distributions declared	28,941,398	45,798,432
Cost of shares redeemed	(1,076,346,164)	(63,086,462)

Net increase (decrease) in net assets from Fund share transactions	$(919,749,488)	$344,345,920

Net increase (decrease) in net assets	$(878,112,284)	$612,291,678

Net Assets

At beginning of year	$1,232,208,838	$619,917,160

At end of year	$354,096,554	$1,232,208,838

Accumulated undistributed net investment income included in net assets

At end of year	$455,450	$569,999

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$9.050	$6.580	$9.580	$10.040		$10.080

Income (Loss) From Operations

Net investment income(1)	$0.369	$0.399	$0.501	$0.622		$0.602
Net realized and unrealized gain (loss)	0.442	2.467	(3.006)	(0.459)		(0.062)

Total income (loss) from operations	$0.811	$2.866	$(2.505)	$0.163		$0.540

Less Distributions

From net investment income	$(0.401)	$(0.396)	$(0.495)	$(0.623)		$(0.580)
Tax return of capital	—	—	—	(0.000	)(2)	—

Total distributions	$(0.401)	$(0.396)	$(0.495)	$(0.623)		$(0.580)

Net asset value — End of year	$9.460	$9.050	$6.580	$9.580		$10.040

Total Return(3)	9.12%	44.29%	(27.17)%	1.62%		5.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$354,097	$1,232,209	$619,917	$705,291		$446,539
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.15%	1.15%	1.20%	1.14%		1.19%
Expenses after custodian fee reduction	1.15%	1.15%	1.19%	1.12%		1.16%
Net investment income	3.98%	4.82%	5.80%	6.30%		6.00%
Portfolio Turnover	35%	26%	16%	45%		38%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.001.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2010, a capital loss carryforward of $4,334,139 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$28,941,398	$45,879,882

During the year ended December 31, 2010, accumulated net realized gain was decreased by $251,418 and accumulated undistributed net investment income was increased by $251,418 due to differences between book and tax accounting, primarily for defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,545,623
Net unrealized appreciation	$9,458,454

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and defaulted bond interest.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion, 0.525% of average daily net assets from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2010, the investment adviser fee amounted to $4,089,841 or 0.57% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2010 amounted to $1,802,041. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the year ended December 31, 2010, shareholder servicing fees were equivalent to 0.24% of the Fund’s average daily net assets and amounted to $1,725,495.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $220,295,071 and $1,128,940,269, respectively, for the year ended December 31, 2010. Included in sales are proceeds of $774,514,176 from the sale of securities by the Fund to investment companies advised or sub-advised by EVM or

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

its affiliates. Such transactions were executed in accordance with affiliated transaction procedures approved by the Fund’s Trustees.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Year Ended December 31,
	2010	2009

Sales	13,754,788	44,515,408
Issued to shareholders electing to receive payments of distributions in Fund shares	3,117,817	5,507,944
Redemptions	(115,590,646)	(8,088,361)

Net increase (decrease)	(98,718,041)	41,934,991

At December 31, 2010, separate accounts of 2 insurance companies each owned more than 10% of the Fund’s shares outstanding aggregating 91%.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$351,236,077

Gross unrealized appreciation	$14,760,359
Gross unrealized depreciation	(5,301,905)

Net unrealized appreciation	$9,458,454

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.15% prior to March 22, 2010) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate for the year ended December 31, 2010 were $1,315,068 and 1.55%, respectively.

10   Credit Risk

The Fund invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests	$—	$330,596,331	$1,776,313	$332,372,644
Corporate Bonds & Notes	—	1,266,625	—	1,266,625
Common Stocks	319,825	781,087	3,988,435	5,089,347
Short-Term Investments	—	21,965,915	—	21,965,915

Total Investments	$319,825	$354,609,958	$5,764,748	$360,694,531

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in
	Senior	Investments in
	Floating-Rate	Common
	Interests	Stocks	Total

Balance as of December 31, 2009	$437,133	$8,244	$445,377
Realized gains (losses)	(292,638)	789,250	496,612
Change in net unrealized appreciation (depreciation)*	233,290	579,730	813,020
Cost of purchases	1,676,867	5,576,420	7,253,287
Proceeds from sales	(238,320)	(3,080,000)	(3,318,320)
Accrued discount (premium)	(31)	—	(31)
Transfers to Level 3**	170,621	114,791	285,412
Transfers from Level 3**	(210,609)	—	(210,609)

Balance as of December 31, 2010	$1,776,313	$3,988,435	$5,764,748

Change in net unrealized appreciation (depreciation) on investments still held as of December 31, 2010*	$(59,141)	$579,730	$520,589

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments. Transfers from Level 3 to Level 2 were due to increased market trading activity resulting in the availability of significant observable inputs in determining the fair value of these investments. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Floating-Rate Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of December 31, 2010, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Floating-Rate Income Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in and, where relevant, restructuring senior secured floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex	Other Directorships Held
Name and	with the	Length of	During Past Five Years and	Overseen By	During the Last
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex	Other Directorships Held
Name and	with the	Length of	During Past Five Years and	Overseen By	During the Last
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2008	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Matthew F. Beaudry 1962	Vice President	Since 2010	Vice President of EVM and BMR since 2006. Previously, Senior Vice President, Alliance Bernstein Investment Research and Management (2000-2006). Officer of 3 registered investment companies managed by EVM or BMR.

Michael Botthof 1967	Vice President	Since 2011	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

John D. Crowley 1971	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Samuel D. Isaly 1945	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 3 registered investment companies managed by EVM or BMR.

Stephen J. Kaszynski 1954	Vice President	Since 2010	Vice President of EVM and BMR since 2008. Previously, Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (2004-2007). Officer of 3 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Eaton Vance VT Floating-Rate Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Scott H. Page 1959	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Craig P. Russ 1963	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Andrew N. Sveen 1961	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser and Administrator of
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Floating-Rate Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1939-2/11	VTFRHSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2010

EATON VANCE VT LARGE-CAP VALUE FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Portfolio Management Team Back row: Michael Mach, Lead Portfolio Manager, Stephen J. Kaszynski. Front row: John D. Crowley, Matthew F. Beaudry
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at midyear, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year-end.

•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	The Fund returned 15.44% for the fiscal year ending December 31, 2010.[1] The Fund’s increase was nearly identical to that of its benchmark—the Russell 1000 Value Index (the Index)[2] —which gained 15.51%. All 10 economic sectors of the Index ended the year in positive territory, while the Fund was positive in eight of the 10 sectors, with modest losses in health care (-2.47%) and information technology (-0.06%).

•	On a sector basis, underweighting utilities made the largest contribution to Fund results relative to the Index. The performance of the sector trailed the benchmark’s overall return; thus, having less exposure to utilities worked to the Fund’s advantage. Stock selection in the sector also was favorable relative to the Index, which further boosted the Fund’s comparative showing.

•	Security selection and an overweighting in materials were solid contributors as well. The materials sector was one of the best-performing market categories in 2010. As such, the Fund’s overweighted positioning paid off relative to its benchmark. Within the sector, the Fund had positive results in the metals & mining industry. On a relative basis, the Fund’s best- performing security overall—a position in one of the world’s largest producers of copper and gold—was from the metals & mining category.
Total Return Performance
12/31/09 — 12/31/10

Eaton Vance VT Large-Cap Value Fund[3]	15.44%
Russell 1000 Value Index[2]	15.51
See page 3 for more performance information.

[1]	A large redemption from the Fund on 9/30/10 positively impacted Fund performance for the fiscal year ending December 31, 2010.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[3]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Absent an allocation of certain expenses to the investment adviser, the return would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	On the downside, the biggest disappointment was the performance of Fund holdings in the energy sector, which were hurt by the Gulf oil disaster. Overall, three of the Fund’s 10 worst-performing stocks for the year were from the energy sector. Information technology was another detractor, as both sector and stock selection were negative, particularly the latter.

•	For most of 2010, stocks were highly correlated—meaning the majority rose or fell in sync with macroeconomic factors. However, that correlation fell sharply in the fourth quarter. The decline suggested that company-specific factors, rather than macroeconomic conditions, were driving stock returns.

•	Regardless of which direction the market takes, we remain committed to investing in companies we feel have strong business franchises and attractive growth prospects. We intend to invest in such companies only when they are available at what we regard as discounted valuations versus the broad market averages and our analysts’ estimates of fair market value.

•	We thank you for your continued confidence and participation in the Fund.
Top 10 Holdings1,3
By net assets

Wells Fargo & Co.	0.2%
Occidental Petroleum Corp.	0.2
ConocoPhillips	0.2
JPMorgan Chase & Co.	0.2
Apache Corp.	0.1
Pfizer, Inc.	0.1
PNC Financial Services Group, Inc.	0.1
Wal-Mart Stores, Inc.	0.1
Johnson & Johnson	0.1
Nestle SA	0.1

[1]	Top 10 Holdings represented 1.40% of the Fund’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2,3
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/10. Excludes cash equivalents.

[3]	Total investments represented 5.8% of the Fund’s net assets as of 12/31/10 as a result of a large share subscription on 12/31/10, the proceeds from which were invested subsequent to year end.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of the Fund with that of the Russell 1000 Value Index, an unmanaged index of 1,000 U.S. large-cap value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of the Fund and the Russell 1000 Value Index. The table includes the total return of the Fund at net asset value. There is no sales charge. The performance presented below does not reflect the deduction of insurance-related charges or taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance1
Average Annual Total Returns (at net asset value)
One Year	15.44%
Life of Fund†	-1.53

†       lnception Date: 3/30/07

[1]	The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Absent an allocation of certain expenses to the investment adviser, the returns would be lower.
Total Annual
Operating Expenses2

Gross Expense Ratio	1.66%
Net Expense Ratio	1.30

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through April 30, 2011. Thereafter, the expense reimbursement may be changed or terminated subject to Trustee approval. Without this expense reimbursement, performance would have been lower.

*	Source: Lipper Inc. Investment operations commenced on 3/30/07.

The graph does not reflect the deduction of insurance-related charges or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. It is not possible to invest directly in an Index. The Index’s total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Large-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)*

Actual	$1,000.00	$1,266.50	$8.06	**

Hypothetical
(5% return per year before expenses)	$1,000.00	$1,018.10	$7.17	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. Expenses shown do not include insurance-related charges.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 5.8%

Security	Shares	Value

Aerospace & Defense — 0.2%

Boeing Co. (The)	377	$24,603
General Dynamics Corp.	817	57,974
United Technologies Corp.	754	59,355

		$141,932

Beverages — 0.1%

PepsiCo, Inc.	692	$45,208

		$45,208

Biotechnology — 0.1%

Amgen, Inc.(1)	1,044	$57,316

		$57,316

Capital Markets — 0.2%

Goldman Sachs Group, Inc. (The)	528	$88,789
Northern Trust Corp.	503	27,871

		$116,660

Chemicals — 0.0%(2)

Air Products and Chemicals, Inc.	314	$28,558

		$28,558

Commercial Banks — 0.5%

Fifth Third Bancorp	3,332	$48,914
KeyCorp	5,029	44,507
PNC Financial Services Group, Inc.	1,642	99,702
U.S. Bancorp	2,691	72,576
Wells Fargo & Co.	4,275	132,482

		$398,181

Commercial Services & Supplies — 0.0%(2)

Waste Management, Inc.	855	$31,524

		$31,524

Communications Equipment — 0.1%

Cisco Systems, Inc.(1)	2,146	$43,414
Telefonaktiebolaget LM Ericsson, Class B ADR	1,895	21,849

		$65,263

Computers & Peripherals — 0.1%

Hewlett-Packard Co.	1,132	$47,657

		$47,657

Consumer Finance — 0.1%

American Express Co.	1,006	$43,178

		$43,178

Diversified Financial Services — 0.3%

Bank of America Corp.	6,751	$90,058
Citigroup, Inc.(1)	7,688	36,364
JPMorgan Chase & Co.	2,640	111,989

		$238,411

Diversified Telecommunication Services — 0.1%

AT&T, Inc.	1,697	$49,858
Verizon Communications, Inc.	1,446	51,738

		$101,596

Electric Utilities — 0.1%

American Electric Power Co., Inc.	1,760	$63,325

		$63,325

Food & Staples Retailing — 0.2%

CVS Caremark Corp.	1,446	$50,278
Wal-Mart Stores, Inc.	1,823	98,314

		$148,592

Food Products — 0.2%

Kellogg Co.	460	$23,497
Kraft Foods, Inc., Class A	1,132	35,669
Nestle SA	1,603	93,910

		$153,076

Health Care Equipment & Supplies — 0.1%

Covidien PLC	1,006	$45,934

		$45,934

Health Care Providers & Services — 0.1%

UnitedHealth Group, Inc.	1,201	$43,368

		$43,368

See notes to financial statements

5

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.2%

Carnival Corp.	817	$37,672
McDonald’s Corp.	1,010	77,528

		$115,200

Household Products — 0.0%(2)

Kimberly-Clark Corp.	373	$23,514

		$23,514

Industrial Conglomerates — 0.2%

General Electric Co.	4,652	$85,085
Tyco International, Ltd.	692	28,677

		$113,762

Insurance — 0.3%

Lincoln National Corp.	1,572	$43,717
MetLife, Inc.	1,886	83,814
Prudential Financial, Inc.	1,509	88,593
Travelers Companies, Inc. (The)	440	24,513

		$240,637

IT Services — 0.1%

Accenture PLC, Class A	503	$24,391
International Business Machines Corp.	295	43,294
MasterCard, Inc., Class A	128	28,686

		$96,371

Life Sciences Tools & Services — 0.0%(2)

Thermo Fisher Scientific, Inc.(1)	503	$27,846

		$27,846

Machinery — 0.1%

Caterpillar, Inc.	377	$35,310
PACCAR, Inc.	499	28,652

		$63,962

Media — 0.1%

Time Warner Cable, Inc.	503	$33,213
Walt Disney Co. (The)	855	32,071

		$65,284

Metals & Mining — 0.2%

BHP Billiton, Ltd. ADR	679	$63,093
Freeport-McMoRan Copper & Gold, Inc.	591	70,973
United States Steel Corp.	568	33,183

		$167,249

Multi-Utilities — 0.2%

PG&E Corp.	1,006	$48,127
Public Service Enterprise Group, Inc.	1,446	45,997
Sempra Energy	943	49,489

		$143,613

Multiline Retail — 0.1%

Target Corp.	817	$49,126

		$49,126

Oil, Gas & Consumable Fuels — 0.8%

Apache Corp.	880	$104,922
ConocoPhillips	1,697	115,566
Exxon Mobil Corp.	1,207	88,256
Hess Corp.	1,182	90,470
Occidental Petroleum Corp.	1,182	115,954
Peabody Energy Corp.	1,358	86,885

		$602,053

Pharmaceuticals — 0.5%

Abbott Laboratories	1,635	$78,333
Johnson & Johnson	1,578	97,599
Merck & Co., Inc.	2,488	89,667
Pfizer, Inc.	5,909	103,467

		$369,066

Real Estate Investment Trusts (REITs) — 0.1%

AvalonBay Communities, Inc.	354	$39,843
Boston Properties, Inc.	314	27,035
Vornado Realty Trust	440	36,665

		$103,543

Road & Rail — 0.1%

Union Pacific Corp.	758	$70,236

		$70,236

See notes to financial statements

6

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.0%(2)

Intel Corp.	1,069	$22,481

		$22,481

Software — 0.1%

Microsoft Corp.	1,760	$49,139
Oracle Corp.	880	27,544

		$76,683

Specialty Retail — 0.1%

Best Buy Co., Inc.	880	$30,175
Staples, Inc.	1,137	25,890
TJX Companies, Inc. (The)	1,073	47,630

		$103,695

Tobacco — 0.0%(2)

Philip Morris International, Inc.	357	$20,895

		$20,895

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc., Class B	1,383	$47,893

		$47,893

Total Common Stocks
(identified cost $3,320,730)		$4,292,888

Total Investments — 5.8%
(identified cost $3,320,730)		$4,292,888

Other Assets, Less Liabilities — 94.2%		$70,116,237

Net Assets — 100.0%		$74,409,125

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

On December 31, 2010, a separate account shareholder purchased shares of the Fund approximating $70,100,000. The subscription was paid in cash and the proceeds were invested subsequent to year end.

See notes to financial statements

7

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investments, at value (identified cost, $3,320,730)	$4,292,888
Cash	46,068
Dividends receivable	6,620
Receivable for Fund shares sold	70,126,385
Tax reclaims receivable	11,919
Receivable from affiliate	2,800

Total assets	$74,486,680

Liabilities

Payable for investments purchased	$5,036
Payable for Fund shares redeemed	24
Payable to affiliates:
Investment adviser fee	2,236
Distribution fees	895
Trustees’ fees	495
Payable for shareholder servicing fees	1,818
Accrued expenses	67,051

Total liabilities	$77,555

Net Assets	$74,409,125

Sources of Net Assets

Paid-in capital	$77,980,052
Accumulated net realized loss	(4,556,438)
Accumulated undistributed net investment income	11,877
Net unrealized appreciation	973,634

Net Assets	$74,409,125

Net Asset Value, Offering Price and Redemption Price Per Share

($74,409,125 ÷ 8,484,536 shares of beneficial interest outstanding)	$8.77

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $6,965)	$708,084

Total investment income	$708,084

Expenses

Investment adviser fee	$218,345
Distribution fees	87,338
Shareholder servicing fees	71,749
Trustees’ fees and expenses	2,089
Custodian fee	40,822
Transfer and dividend disbursing agent fees	11,995
Legal and accounting services	43,025
Printing and postage	5,575
Registration fees	1,714
Interest expense and fees	13,265
Miscellaneous	4,135

Total expenses	$500,052

Deduct —
Reduction of custodian fee	$605
Allocation of expenses to affiliate	33,792

Total expense reductions	$34,397

Net expenses	$465,655

Net investment income	$242,429

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$4,429,207
Foreign currency transactions	(492)

Net realized gain	$4,428,715

Change in unrealized appreciation (depreciation) —
Investments	$(4,443,081)
Foreign currency	1,301

Net change in unrealized appreciation (depreciation)	$(4,441,780)

Net realized and unrealized loss	$(13,065)

Net increase in net assets from operations	$229,364

See notes to financial statements

8

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$242,429	$258,996
Net realized gain (loss) from investment and foreign currency transactions and capital gain distributions received	4,428,715	(3,816,244)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,441,780)	9,868,129

Net increase in net assets from operations	$229,364	$6,310,881

Distributions to shareholders —
From net investment income	$(229,107)	$(261,969)

Total distributions to shareholders	$(229,107)	$(261,969)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$76,972,560	$25,538,240
Reinvestment of distributions	205,837	253,823
Cost of shares redeemed	(47,530,674)	(1,665,232)

Net increase in net assets from Fund share transactions	$29,647,723	$24,126,831

Net increase in net assets	$29,647,980	$30,175,743

Net Assets

At beginning of year	$44,761,145	$14,585,402

At end of year	$74,409,125	$44,761,145

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$11,877	$(6,056)

See notes to financial statements

9

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,
					Period Ended
	2010		2009	2008	December 31, 2007(1)

Net asset value — Beginning of period	$8.000		$6.820	$10.630	$10.000

Income (Loss) From Operations

Net investment income	$0.467		$0.074 (2)	$0.105 (2)	$0.072	(2)
Net realized and unrealized gain (loss)	0.768	(3)	1.158	(3.812)	0.558

Total income (loss) from operations	$1.235		$1.232	$(3.707)	$0.630

Less Distributions

From net investment income	$(0.465)		$(0.052)	$(0.103)	$—

Total distributions	$(0.465)		$(0.052)	$(0.103)	$—

Net asset value — End of period	$8.770		$8.000	$6.820	$10.630

Total Return(4)	15.44%		18.25%	(34.96)%	6.30	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$74,409		$44,761	$14,585	$22,695
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.34	%(7)	1.30%	1.30%	1.30	%(8)
Expenses after custodian fee reduction(6)	1.34	%(7)	1.30%	1.30%	1.29	%(8)
Net investment income	0.70%		1.04%	1.16%	0.90	%(8)
Portfolio Turnover	55%		71%	86%	42	%(5)

(1)	For the period from the start of business, March 30, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	The investment adviser subsidized certain operating expenses (equal to 0.10%, 0.31%, 0.32% and 12.96% of average daily net assets for the years ended December 31, 2010, 2009 and 2008 and the period ended December 31, 2007, respectively). Absent this subsidy, total return would be lower.

(7)	Includes interest expense of 0.04%.

(8)	Annualized.

See notes to financial statements

10

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,451,007 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund

11

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($53,050) and December 31, 2017 ($4,397,957). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $4,018,264 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

12

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$229,107	$261,969

During the year ended December 31, 2010, accumulated net realized loss was increased by $158, accumulated undistributed net investment income was increased by $4,611 and paid-in capital was decreased by $4,453 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$11,764
Capital loss carryforward	$(4,451,007)
Net unrealized appreciation	$868,316

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the year ended December 31, 2010, the investment adviser fee amounted to $218,345. EVM has agreed to reimburse the Fund’s operating expenses (relating to ordinary operating expenses only) to the extent that they exceed 1.30% annually of the Fund’s average daily net assets. This agreement may be changed or terminated after April 30, 2011. Pursuant to this agreement, EVM was allocated $33,792 of the Fund’s operating expenses for the year ended December 31, 2010. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the year ended December 31, 2010 amounted to $87,338. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2010, shareholder servicing fees were equivalent to 0.21% of the Fund’s average daily net assets and amounted to $71,749.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $18,976,592 and $55,908,101, respectively, for the year ended December 31, 2010.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

13

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
	2010	2009

Sales	8,850,637	3,652,396
Issued to shareholders electing to receive payments of distributions in Fund shares	23,519	31,453
Redemptions	(5,986,824)	(226,754)

Net increase	2,887,332	3,457,095

At December 31, 2010, a separate account of an insurance company owned 99% of the outstanding shares of the Fund.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,426,048

Gross unrealized appreciation	$867,315
Gross unrealized depreciation	(475)

Net unrealized appreciation	$866,840

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate for the year ended December 31, 2010 were $582,974 and 2.20%, respectively.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$333,305	$—		$—	$333,305
Consumer Staples	297,375	93,910		—	391,285
Energy	602,053	—		—	602,053
Financials	1,140,610	—		—	1,140,610
Health Care	543,530	—		—	543,530
Industrials	421,416	—		—	421,416
Information Technology	308,455	—		—	308,455
Materials	195,807	—		—	195,807
Telecommunication Services	149,489	—		—	149,489
Utilities	206,938	—		—	206,938

Total Common Stocks	$4,198,978	$93,910	*	$—	$4,292,888

Total Investments	$4,198,978	$93,910		$—	$4,292,888

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

14

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Variable Trust and Shareholders of Eaton Vance VT Large-Cap Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance VT Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Variable Trust), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, March 30, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance VT Large-Cap Value Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, March 30, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

15

Eaton Vance VT Large-Cap Value Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $658,535, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

16

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

17

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Large-Cap Value Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

18

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2009 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board also considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

19

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

20

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President	Since 2008	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Matthew F. Beaudry 1962	Vice President	Since 2010	Vice President of EVM and BMR since 2006. Previously, Senior Vice President, Alliance Bernstein Investment Research and Management (2000-2006). Officer of 3 registered investment companies managed by EVM or BMR.

Michael Botthof 1967	Vice President	Since 2011	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

John D. Crowley 1971	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Samuel D. Isaly 1945	Vice President	Since 2000	Managing Partner of OrbiMed. Officer of 3 registered investment companies managed by EVM or BMR.

Stephen J. Kaszynski 1954	Vice President	Since 2010	Vice President of EVM and BMR since 2008. Previously, Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (2004-2007). Officer of 3 registered investment companies managed by EVM or BMR.

21

Eaton Vance VT Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Michael R. Mach 1947	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Scott H. Page 1959	Vice President	Since 2000	Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Craig P. Russ 1963	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Andrew N. Sveen 1961	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser and Administrator of Eaton Vance VT Large-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance VT Large-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2990-2/11	VTLCVSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
VT Floating- Rate Income Fund and VT Large- Cap Value Fund (the “Fund(s)”) are series of Eaton Vance Variable Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following table presents the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2009 and December 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
VT Floating-Rate Income Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$32,740	$34,290
Audit-Related Fees(1)	$1,550	$0
Tax Fees(2)	$7,130	$7,130
All Other Fees(3)	$2,500	$1,900

Total	$43,920	$43,320

VT Large-Cap Value Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$30,540	$32,090
Audit-Related Fees(1)	$1,550	$0
Tax Fees(2)	$8,080	$8,080
All Other Fees(3)	$2,500	$1,900

Total	$42,670	$42,070

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

	12/31/09	12/31/10

Audit Fees	$88,120	$66,380
Audit-Related Fees(1)	$4,650	$0
Tax Fees(2)	$21,220	$15,210
All Other Fees(3)	$7,500	$3,800

Total	$121,490	$85,390

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/09	12/31/10

Registrant	$33,370	$19,010
Eaton Vance(1)	$288,295	$250,973

(1)	Includes all of the Series in the Trust.

(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 14, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 14, 2011

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 14, 2011